This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Page 1 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES between THE BOEING COMPANY and ALLEGIANT AIR, LLC Supplemental Exhibit BFE1 to Purchase Agreement Number PA-05130

WJE-PA-05130-BFE1 Page 2 BOEING PROPRIETARY BUYER FURNISHED EQUIPMENT VARIABLES relating to BOEING MODELS 737-8-200 AND 737-7 AIRCRAFT This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft. 1. Supplier Selection. Customer will: Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates: Galley System […***…] Galley Inserts […***…] Seats (passenger) […***…] Overhead & Audio System […***…] In-Seat Video System or PED […***…] Miscellaneous Emergency Equipment […***…] Cargo Handling Systems N/A Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). 2. On-dock Dates and Other Information. On or before […***…] prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

WJE-PA-05130-BFE1 Page 3 BOEING PROPRIETARY […*** …] Month / Year Aircraft Qty Seats Galley / Furnishing s Antennas & Mounting Equipment Avionics Cabin Systems Equipmen t Misc. Emergenc y Equipmen t Textiles / Raw Materials […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] TOTAL […***…]

WJE-PA-05130-BFE1 Page 4 BOEING PROPRIETARY […***…] Month / Year Aircraft Qty Seats Galley / Furnishings Antennas & Mounting Equipment Avionics Cabin Systems Equipment Misc. Emergency Equipment Textiles / Raw Materials […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] TOTAL […***…] 3. Additional Delivery Requirements - Import. Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier. http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html